Exhibit 99.2

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2024
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2024
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on January 16, 2025. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions, except per share data	2024	2024	2024	2024	2023	2024	2023
Interest Income
Loans	$4,731	$4,954	$4,842	$4,819	$4,875	$19,346	$18,299
Investment securities	1,142	1,097	1,001	883	885	4,123	3,545
Other	621	771	725	798	742	2,915	2,464
Total interest income	6,494	6,822	6,568	6,500	6,502	26,384	24,308
Interest Expense
Deposits	2,010	2,230	2,084	2,077	1,995	8,401	6,609
Borrowed funds	961	1,182	1,182	1,159	1,104	4,484	3,783
Total interest expense	2,971	3,412	3,266	3,236	3,099	12,885	10,392
Net interest income	3,523	3,410	3,302	3,264	3,403	13,499	13,916
Noninterest Income
Asset management and brokerage	374	383	364	364	360	1,485	1,412
Capital markets and advisory	348	371	272	259	309	1,250	952
Card and cash management	695	698	706	671	688	2,770	2,733
Lending and deposit services	330	320	304	305	314	1,259	1,233
Residential and commercial mortgage	122	181	131	147	149	581	625
Other income
Gain on Visa shares exchange program			754			754
Securities gains (losses)	(2)	1	(499)			(500)	(2)
Other (a)	177	68	77	135	138	457	621
Total other income	175	69	332	135	138	711	619
Total noninterest income	2,044	2,022	2,109	1,881	1,958	8,056	7,574
Total revenue	5,567	5,432	5,411	5,145	5,361	21,555	21,490
Provision For Credit Losses	156	243	235	155	232	789	742
Noninterest Expense
Personnel	1,857	1,869	1,782	1,794	1,983	7,302	7,428
Occupancy	240	234	236	244	243	954	982
Equipment	473	357	356	341	365	1,527	1,411
Marketing	112	93	93	64	74	362	350
Other	824	774	890	891	1,409	3,379	3,841
Total noninterest expense	3,506	3,327	3,357	3,334	4,074	13,524	14,012
Income before income taxes and noncontrolling interests	1,905	1,862	1,819	1,656	1,055	7,242	6,736
Income taxes	278	357	342	312	172	1,289	1,089
Net income	1,627	1,505	1,477	1,344	883	5,953	5,647
Less: Net income attributable to noncontrolling interests	17	15	18	14	19	64	69
Preferred stock dividends (b)	94	82	95	81	118	352	417
Preferred stock discount accretion and redemptions	2	2	2	2	2	8	8
Net income attributable to common shareholders	$1,514	$1,406	$1,362	$1,247	$744	$5,529	$5,153
Earnings Per Common Share
Basic	$3.77	$3.50	$3.39	$3.10	$1.85	$13.76	$12.80
Diluted	$3.77	$3.49	$3.39	$3.10	$1.85	$13.74	$12.79
Average Common Shares Outstanding
Basic	399	399	400	400	400	399	401
Diluted	399	400	400	400	401	400	401
Efficiency	63%	61%	62%	65%	76%	63%	65%
Noninterest income to total revenue	37%	37%	39%	37%	37%	37%	35%
Effective tax rate (c)	14.6%	19.2%	18.8%	18.8%	16.3%	17.8%	16.2%
(a)Includes Visa derivative fair value adjustments of $(23) million, $(128) million, $(116) million, $(7) million and $(100) million for the quarters ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, and $(274) million and $(279) million for the twelve months ended December 31, 2024 and December 31, 2023, respectively. These adjustments are primarily related to escrow funding and the extension of anticipated litigation resolution timing.
(b)Dividends are payable quarterly, other than Series S preferred stock, which is payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions, except par value	2024	2024	2024	2024	2023
Assets
Cash and due from banks	$6,904	$6,162	$6,242	$5,933	$6,921
Interest-earning deposits with banks (a)	39,347	35,024	33,039	53,612	43,804
Loans held for sale (b)	850	750	988	743	734
Investment securities – available for sale	62,039	60,338	51,188	42,280	41,785
Investment securities – held to maturity	77,693	83,845	87,457	88,180	90,784
Loans (b)	316,467	321,381	321,429	319,781	321,508
Allowance for loan and lease losses	(4,486)	(4,589)	(4,636)	(4,693)	(4,791)
Net loans	311,981	316,792	316,793	315,088	316,717
Equity investments	9,600	9,217	9,037	8,280	8,314
Mortgage servicing rights	3,711	3,503	3,739	3,762	3,686
Goodwill	10,932	10,932	10,932	10,932	10,932
Other (b)	36,981	38,318	37,104	37,352	37,903
Total assets	$560,038	$564,881	$556,519	$566,162	$561,580
Liabilities
Deposits
Noninterest-bearing	$92,641	$94,588	$94,542	$98,061	$101,285
Interest-bearing	334,097	329,378	321,849	327,563	320,133
Total deposits	426,738	423,966	416,391	425,624	421,418
Borrowed funds
Federal Home Loan Bank advances	22,000	28,000	35,000	37,000	38,000
Senior debt	32,497	32,492	29,601	27,907	26,836
Subordinated debt	4,104	4,196	4,078	4,827	4,875
Other (b)	3,072	3,381	2,712	2,973	3,026
Total borrowed funds	61,673	68,069	71,391	72,707	72,737
Allowance for unfunded lending related commitments	719	725	717	672	663
Accrued expenses and other liabilities (b)	16,439	16,392	15,339	15,785	15,621
Total liabilities	505,569	509,152	503,838	514,788	510,439
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800,000,000 shares, issued 543,310,646; 543,225,979; 543,225,979; 543,116,260 and 543,116,271 shares	2,717	2,716	2,716	2,716	2,716
Capital surplus	18,710	19,150	19,098	19,032	19,020
Retained earnings	59,282	58,412	57,652	56,913	56,290
Accumulated other comprehensive income (loss)	(6,565)	(5,090)	(7,446)	(8,042)	(7,712)
Common stock held in treasury at cost: 147,373,633; 146,306,706; 145,667,981; 145,068,954 and 145,087,054 shares	(19,719)	(19,499)	(19,378)	(19,279)	(19,209)
Total shareholders’ equity	54,425	55,689	52,642	51,340	51,105
Noncontrolling interests	44	40	39	34	36
Total equity	54,469	55,729	52,681	51,374	51,141
Total liabilities and equity	$560,038	$564,881	$556,519	$566,162	$561,580
(a)Amounts include balances held with the Federal Reserve Bank of $39.0 billion, $34.6 billion, $32.6 billion, $53.2 billion and $43.3 billion as of December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2024 Form 10-Qs included, and our 2024 Form 10-K will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a) (b)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2024	2024	2024	2024	2023	2024	2023
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$32,352	$30,962	$30,229	$30,411	$30,980	$30,992	$31,255
Non-agency	513	529	551	578	599	543	644
Commercial mortgage-backed	2,867	2,635	2,698	2,622	2,727	2,706	2,913
Asset-backed	2,344	2,177	1,987	1,414	1,080	1,982	719
U.S. Treasury and government agencies	23,086	17,311	15,350	8,199	7,788	16,010	8,271
Other	2,445	2,575	2,620	2,776	2,899	2,603	3,021
Total securities available for sale	63,607	56,189	53,435	46,000	46,073	54,836	46,823
Securities held to maturity
Residential mortgage-backed	40,833	41,698	42,234	42,633	43,336	41,846	44,517
Commercial mortgage-backed	1,880	2,057	2,174	2,252	2,318	2,090	2,378
Asset-backed	3,720	4,422	5,035	5,627	6,040	4,697	6,557
U.S. Treasury and government agencies	31,049	35,093	35,467	35,860	36,457	34,360	36,790
Other	2,774	2,855	2,961	3,062	3,164	2,913	3,286
Total securities held to maturity	80,256	86,125	87,871	89,434	91,315	85,906	93,528
Total investment securities	143,863	142,314	141,306	135,434	137,388	140,742	140,351
Loans
Commercial and industrial	177,433	177,019	177,130	177,258	180,566	177,210	179,650
Commercial real estate	34,476	35,451	35,523	35,522	35,617	35,241	35,923
Equipment lease financing	6,737	6,528	6,490	6,468	6,430	6,557	6,423
Consumer	53,735	53,543	53,503	53,933	54,512	53,678	54,835
Residential real estate	46,677	47,061	47,272	47,428	47,444	47,108	46,689
Total loans	319,058	319,602	319,918	320,609	324,569	319,794	323,520
Interest-earning deposits with banks (c)	37,929	45,319	41,113	48,250	42,627	43,145	36,645
Other interest-earning assets	10,337	8,909	9,279	8,002	8,738	9,135	8,884
Total interest-earning assets	511,187	516,144	511,616	512,295	513,322	512,816	509,400
Noninterest-earning assets	52,911	53,369	51,414	50,553	48,997	52,067	49,370
Total assets	$564,098	$569,513	$563,030	$562,848	$562,319	$564,883	$558,770
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$73,219	$72,578	$67,631	$67,838	$66,393	$70,331	$65,037
Demand	124,294	119,914	121,423	122,748	124,124	122,095	124,084
Savings	95,957	95,939	97,232	97,719	98,490	96,708	101,470
Time deposits	35,656	37,880	34,663	32,975	30,357	35,301	24,802
Total interest-bearing deposits	329,126	326,311	320,949	321,280	319,364	324,435	315,393
Borrowed funds
Federal Home Loan Bank advances	24,014	31,785	35,962	37,717	37,783	32,345	34,440
Senior debt	32,572	32,204	29,717	28,475	26,634	30,751	22,696
Subordinated debt	4,324	4,330	4,567	5,082	5,091	4,574	5,580
Other	6,259	7,764	7,210	4,316	3,384	6,391	4,566
Total borrowed funds	67,169	76,083	77,456	75,590	72,892	74,061	67,282
Total interest-bearing liabilities	396,295	402,394	398,405	396,870	392,256	398,496	382,675
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	96,136	95,811	96,284	98,875	104,567	96,772	111,670
Accrued expenses and other liabilities	17,068	17,395	17,144	16,404	16,328	17,004	15,759
Equity	54,599	53,913	51,197	50,699	49,168	52,611	48,666
Total liabilities and equity	$564,098	$569,513	$563,030	$562,848	$562,319	$564,883	$558,770
(a)Calculated using average daily balances.
(b)Nonaccrual loans are included in loans, net of unearned income. The impact of financial derivatives used in interest rate risk management is included in the interest income/expense and average yields/rates of the related assets and liabilities. Basis adjustments related to hedged items are included in noninterest-earning assets and noninterest-bearing liabilities. Average balances of securities are based on amortized historical cost (excluding adjustments to fair value, which are included in other assets). Average balances for certain loans and borrowed funds accounted for at fair value are included in noninterest-earning assets and noninterest-bearing liabilities, with changes in fair value recorded in Noninterest income.
(c)Amounts include average balances held with the Federal Reserve Bank of $37.5 billion, $44.9 billion, $40.7 billion, $47.8 billion and $42.2 billion for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023 and $42.7 billion and $36.1 billion for the twelve months ended December 31, 2024 and December 31, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
	2024	2024	2024	2024	2023	2024	2023
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	3.50%	3.32%	2.98%	2.88%	2.83%	3.18%	2.73%
Non-agency	9.90%	10.64%	10.30%	9.65%	9.15%	10.13%	9.32%
Commercial mortgage-backed	3.11%	3.08%	3.07%	2.99%	3.00%	3.07%	2.95%
Asset-backed	5.77%	5.85%	5.92%	6.02%	6.41%	5.85%	6.40%
U.S. Treasury and government agencies	4.75%	5.40%	4.28%	2.67%	2.22%	4.62%	2.21%
Other	2.69%	2.70%	2.66%	2.63%	2.61%	2.65%	2.55%
Total securities available for sale	4.04%	4.09%	3.53%	3.01%	2.89%	3.73%	2.78%
Securities held to maturity
Residential mortgage-backed	2.83%	2.82%	2.79%	2.77%	2.75%	2.80%	2.73%
Commercial mortgage-backed	5.05%	5.33%	5.38%	5.46%	5.53%	5.31%	5.34%
Asset-backed	4.31%	4.62%	4.65%	4.49%	4.57%	4.53%	4.24%
U.S. Treasury and government agencies	1.46%	1.33%	1.31%	1.31%	1.32%	1.35%	1.33%
Other	4.69%	4.72%	4.69%	4.52%	4.72%	4.67%	4.63%
Total securities held to maturity	2.48%	2.43%	2.43%	2.42%	2.44%	2.44%	2.42%
Total investment securities	3.17%	3.08%	2.84%	2.62%	2.59%	2.94%	2.54%
Loans
Commercial and industrial	5.94%	6.28%	6.22%	6.18%	6.13%	6.26%	5.84%
Commercial real estate	6.24%	6.68%	6.66%	6.67%	6.68%	6.67%	6.50%
Equipment lease financing	5.43%	5.65%	5.37%	5.17%	4.98%	5.43%	4.62%
Consumer	7.29%	7.47%	7.24%	7.16%	7.00%	7.29%	6.70%
Residential real estate	3.75%	3.73%	3.70%	3.65%	3.60%	3.71%	3.47%
Total loans	5.87%	6.13%	6.05%	6.01%	5.94%	6.08%	5.69%
Interest-earning deposits with banks	4.86%	5.48%	5.47%	5.47%	5.53%	5.34%	5.19%
Other interest-earning assets	6.17%	6.78%	6.98%	6.92%	6.96%	6.70%	6.33%
Total yield on interest-earning assets	5.04%	5.25%	5.13%	5.08%	5.03%	5.17%	4.80%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	3.18%	3.59%	3.39%	3.45%	3.32%	3.40%	2.91%
Demand	2.05%	2.31%	2.25%	2.26%	2.26%	2.22%	1.97%
Savings	1.70%	1.86%	1.85%	1.81%	1.68%	1.81%	1.36%
Time deposits	4.15%	4.47%	4.48%	4.44%	4.11%	4.41%	3.60%
Total interest-bearing deposits	2.43%	2.72%	2.61%	2.60%	2.48%	2.59%	2.10%
Borrowed funds
Federal Home Loan Bank advances	5.06%	5.63%	5.66%	5.65%	5.66%	5.63%	5.41%
Senior debt	6.12%	6.64%	6.55%	6.59%	6.25%	6.58%	6.05%
Subordinated debt	6.10%	6.77%	6.65%	6.64%	6.63%	6.56%	6.24%
Other	4.70%	5.28%	5.51%	5.59%	5.55%	5.34%	4.34%
Total borrowed funds	5.61%	6.09%	6.04%	6.07%	5.94%	6.05%	5.62%
Total rate on interest-bearing liabilities	2.95%	3.34%	3.26%	3.24%	3.10%	3.23%	2.72%
Interest rate spread	2.09%	1.91%	1.87%	1.84%	1.93%	1.94%	2.08%
Benefit from use of noninterest-bearing sources (b)	0.66%	0.73%	0.73%	0.73%	0.73%	0.72%	0.68%
Net interest margin	2.75%	2.64%	2.60%	2.57%	2.66%	2.66%	2.76%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended December 31, 2024, September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023 were $30 million, $33 million, $34 million, $34 million and $36 million, respectively. The taxable-equivalent adjustments to net interest income for the twelve months ended December 31, 2024 and December 31, 2023 were $131 million and $147 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions	2024	2024	2024	2024	2023
Commercial
Commercial and industrial
Retail/wholesale trade	$30,010	$30,226	$30,128	$28,923	$28,198
Financial services	27,737	29,244	27,986	27,640	28,422
Manufacturing	27,700	28,748	29,544	29,402	28,989
Service providers	21,881	22,033	21,948	21,413	21,354
Real estate related (a)	14,910	14,856	15,198	15,583	16,235
Technology, media and telecommunications	9,767	9,292	9,621	10,158	10,249
Health care	9,694	10,169	9,527	10,193	9,808
Transportation and warehousing	7,320	7,723	8,036	7,523	7,733
Other industries	26,771	26,600	26,801	25,957	26,592
Total commercial and industrial	175,790	178,891	178,789	176,792	177,580
Commercial real estate	33,619	35,104	35,498	35,591	35,436
Equipment lease financing	6,755	6,726	6,555	6,462	6,542
Total commercial	216,164	220,721	220,842	218,845	219,558
Consumer
Residential real estate	46,415	46,972	47,183	47,386	47,544
Home equity	25,991	25,970	25,917	25,896	26,150
Automobile	15,355	15,135	14,820	14,788	14,860
Credit card	6,879	6,827	6,849	6,887	7,180
Education	1,636	1,693	1,732	1,859	1,945
Other consumer	4,027	4,063	4,086	4,120	4,271
Total consumer	100,303	100,660	100,587	100,936	101,950
Total loans	$316,467	$321,381	$321,429	$319,781	$321,508
(a)Represents loans to customers in the real estate and construction industries.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2024	2024	2024	2024	2023	2024	2023
Allowance for loan and lease losses
Beginning balance	$4,589	$4,636	$4,693	$4,791	$4,767	$4,791	$4,741
Adoption of ASU 2022-02 (a)							(35)
Beginning balance, adjusted	4,589	4,636	4,693	4,791	4,767	4,791	4,706
Gross charge-offs:
Commercial and industrial	(78)	(89)	(77)	(84)	(52)	(328)	(244)
Commercial real estate	(87)	(102)	(113)	(56)	(56)	(358)	(180)
Equipment lease financing	(9)	(9)	(8)	(8)	(7)	(34)	(18)
Residential real estate	(1)		(1)	(1)	(2)	(3)	(8)
Home equity	(9)	(8)	(9)	(10)	(6)	(36)	(21)
Automobile	(33)	(34)	(32)	(32)	(30)	(131)	(121)
Credit card	(87)	(86)	(90)	(92)	(87)	(355)	(319)
Education	(6)	(4)	(5)	(4)	(4)	(19)	(17)
Other consumer	(44)	(44)	(40)	(43)	(40)	(171)	(164)
Total gross charge-offs	(354)	(376)	(375)	(330)	(284)	(1,435)	(1,092)
Recoveries:
Commercial and industrial	39	22	39	19	24	119	122
Commercial real estate	2	2	7	2	2	13	6
Equipment lease financing	5	4	6	2	1	17	9
Residential real estate	2	2	3	3	3	10	13
Home equity	11	10	12	9	10	42	46
Automobile	23	25	24	25	23	97	100
Credit card	13	15	12	15	11	55	43
Education	1	2	1	2	2	6	7
Other consumer	8	8	9	10	8	35	36
Total recoveries	104	90	113	87	84	394	382
Net (charge-offs) / recoveries:
Commercial and industrial	(39)	(67)	(38)	(65)	(28)	(209)	(122)
Commercial real estate	(85)	(100)	(106)	(54)	(54)	(345)	(174)
Equipment lease financing	(4)	(5)	(2)	(6)	(6)	(17)	(9)
Residential real estate	1	2	2	2	1	7	5
Home equity	2	2	3	(1)	4	6	25
Automobile	(10)	(9)	(8)	(7)	(7)	(34)	(21)
Credit card	(74)	(71)	(78)	(77)	(76)	(300)	(276)
Education	(5)	(2)	(4)	(2)	(2)	(13)	(10)
Other consumer	(36)	(36)	(31)	(33)	(32)	(136)	(128)
Total net (charge-offs)	(250)	(286)	(262)	(243)	(200)	(1,041)	(710)
Provision for credit losses (b)	155	235	204	147	221	741	792
Other	(8)	4	1	(2)	3	(5)	3
Ending balance	$4,486	$4,589	$4,636	$4,693	$4,791	$4,486	$4,791
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(128)	$(172)	$(146)	$(125)	$(88)	$(571)	$(305)
Consumer net charge-offs	(122)	(114)	(116)	(118)	(112)	(470)	(405)
Total net charge-offs	$(250)	$(286)	$(262)	$(243)	$(200)	$(1,041)	$(710)
Net charge-offs to average loans (c)	0.31%	0.36%	0.33%	0.30%	0.24%	0.33%	0.22%
Commercial	0.23%	0.31%	0.27%	0.23%	0.16%	0.26%	0.14%
Consumer	0.48%	0.45%	0.46%	0.47%	0.44%	0.47%	0.40%
(a)Represents the impact of adopting ASU 2022-02 Financial Instruments - Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures on January 1, 2023. Refer to our 2023 Form 10-K for additional information related to our adoption of this ASU.
(b)See Table 7 for the components of the Provision for credit losses being reported on the Consolidated Income Statement.
(c)Three month period percentages are annualized.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for Credit Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2024	2024	2024	2024	2023	2024	2023
Provision for credit losses
Loans and leases	$155	$235	$204	$147	$221	$741	$792
Unfunded lending related commitments	(5)	7	45	9	23	56	(31)
Investment securities			(11)	1	(7)	(10)	(18)
Other financial assets	6	1	(3)	(2)	(5)	2	(1)
Total provision for credit losses	$156	$243	$235	$155	$232	$789	$742

Table 8: Allowance for Credit Losses by Loan Class (a)

	December 31, 2024			September 30, 2024			December 31, 2023
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,605	$175,790	0.91%	$1,715	$178,891	0.96%	$1,806	$177,580	1.02%
Commercial real estate	1,483	33,619	4.41%	1,441	35,104	4.10%	1,371	35,436	3.87%
Equipment lease financing	60	6,755	0.89%	70	6,726	1.04%	82	6,542	1.25%
Total commercial	3,148	216,164	1.46%	3,226	220,721	1.46%	3,259	219,558	1.48%
Consumer
Residential real estate	37	46,415	0.08%	38	46,972	0.08%	61	47,544	0.13%
Home equity	266	25,991	1.02%	270	25,970	1.04%	276	26,150	1.06%
Automobile	160	15,355	1.04%	164	15,135	1.08%	173	14,860	1.16%
Credit card	664	6,879	9.65%	672	6,827	9.84%	766	7,180	10.67%
Education	48	1,636	2.93%	49	1,693	2.89%	56	1,945	2.88%
Other consumer	163	4,027	4.05%	170	4,063	4.18%	200	4,271	4.68%
Total consumer	1,338	100,303	1.33%	1,363	100,660	1.35%	1,532	101,950	1.50%
Total	4,486	$316,467	1.42%	4,589	$321,381	1.43%	4,791	$321,508	1.49%
Allowance for unfunded lending related commitments	719			725			663
Allowance for credit losses	$5,205			$5,314			$5,454

Supplemental Information
Allowance for credit losses to total loans			1.64%			1.65%			1.70%
Commercial			1.72%			1.72%			1.73%
Consumer			1.47%			1.50%			1.62%
(a)    Excludes allowances for investment securities and other financial assets, which together totaled $114 million, $111 million and $120 million at December 31, 2024, September 30, 2024 and December 31, 2023, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2024	2024	2024	2024	2023
Nonperforming loans
Commercial
Commercial and industrial
Service providers	$187	$152	$152	$158	$157
Health care	73	75	37	40	36
Technology, media and telecommunications	73	74	108	177	156
Retail/wholesale trade	61	149	70	30	30
Transportation and warehousing	47	46	41	40	35
Manufacturing	30	35	79	60	32
Real estate related (a)	24	29	47	23	30
Other industries	33	162	168	50	83
Total commercial and industrial	528	722	702	578	559
Commercial real estate	919	993	928	923	735
Equipment lease financing	15	14	16	13	13
Total commercial	1,462	1,729	1,646	1,514	1,307
Consumer (b)
Residential real estate	278	265	275	284	294
Home equity	482	473	468	464	458
Automobile	86	90	93	97	104
Credit card	15	15	13	13	10
Other consumer	3	6	8	8	7
Total consumer	864	849	857	866	873
Total nonperforming loans (c)	2,326	2,578	2,503	2,380	2,180
OREO and foreclosed assets	31	31	34	35	36
Total nonperforming assets	$2,357	$2,609	$2,537	$2,415	$2,216
Nonperforming loans to total loans	0.73%	0.80%	0.78%	0.74%	0.68%
Nonperforming assets to total loans, OREO and foreclosed assets	0.74%	0.81%	0.79%	0.76%	0.69%
Nonperforming assets to total assets	0.42%	0.46%	0.46%	0.43%	0.39%
Allowance for loan and lease losses to nonperforming loans	193%	178%	185%	197%	220%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	Three months ended
	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2024	2024	2024	2024	2023
Beginning balance	$2,609	$2,537	$2,415	$2,216	$2,158
New nonperforming assets	397	661	571	616	496
Charge-offs and valuation adjustments	(174)	(200)	(178)	(133)	(104)
Principal activity, including paydowns and payoffs	(401)	(322)	(201)	(188)	(250)
Asset sales and transfers to loans held for sale	(15)	(6)	(16)	(16)	(6)
Returned to performing status	(59)	(61)	(54)	(80)	(78)
Ending balance	$2,357	$2,609	$2,537	$2,415	$2,216

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2024	2024	2024	2024	2023
Commercial
Commercial and industrial	$159	$106	$95	$125	$104
Commercial real estate	25	9	8	2	7
Equipment lease financing	41	22	19	22	41
Total commercial	225	137	122	149	152
Consumer
Residential real estate
Non government insured	161	162	201	179	201
Government insured	73	76	77	78	81
Home equity	71	65	64	64	63
Automobile	83	81	92	81	91
Credit card	49	55	50	49	54
Education
Non government insured	5	6	5	5	5
Government insured	20	20	22	20	22
Other consumer	10	12	12	11	16
Total consumer	472	477	523	487	533
Total	$697	$614	$645	$636	$685
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.22%	0.19%	0.20%	0.20%	0.21%
Commercial	0.10%	0.06%	0.06%	0.07%	0.07%
Consumer	0.47%	0.47%	0.52%	0.48%	0.52%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2024	2024	2024	2024	2023
Commercial
Commercial and industrial	$43	$40	$53	$35	$45
Commercial real estate	18		2
Equipment lease financing	12	12	6	4	8
Total commercial	73	52	61	39	53
Consumer
Residential real estate
Non government insured	58	40	48	50	50
Government insured	48	45	43	42	51
Home equity	26	27	24	24	27
Automobile	22	21	22	19	20
Credit card	38	39	37	37	39
Education
Non government insured	2	3	2	4	3
Government insured	13	13	13	13	16
Other consumer	8	12	9	7	11
Total consumer	215	200	198	196	217
Total	$288	$252	$259	$235	$270
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.09%	0.08%	0.08%	0.07%	0.08%
Commercial	0.03%	0.02%	0.03%	0.02%	0.02%
Consumer	0.21%	0.20%	0.20%	0.19%	0.21%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2024	2024	2024	2024	2023
Commercial
Commercial and industrial	$72	$97	$86	$90	$76
Commercial real estate			1		9
Total commercial	72	97	87	90	85
Consumer
Residential real estate
Non government insured	56	52	27	38	38
Government insured	132	127	128	137	154
Automobile	9	6	6	5	7
Credit card	81	79	76	82	86
Education
Non government insured	2	2	2	3	2
Government insured	37	38	34	40	47
Other consumer	8	8	8	9	10
Total consumer	325	312	281	314	344
Total	$397	$409	$368	$404	$429
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.13%	0.13%	0.11%	0.13%	0.13%
Commercial	0.03%	0.04%	0.04%	0.04%	0.04%
Consumer	0.32%	0.31%	0.28%	0.31%	0.34%
Total accruing loans past due	$1,382	$1,275	$1,272	$1,275	$1,384
Commercial	$370	$286	$270	$278	$290
Consumer	$1,012	$989	$1,002	$997	$1,094
Total accruing loans past due to total loans	0.44%	0.40%	0.40%	0.40%	0.43%
Commercial	0.17%	0.13%	0.12%	0.13%	0.13%
Consumer	1.01%	0.98%	1.00%	0.99%	1.07%
(a)Excludes loans held for sale.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers who are serviced through our coast-to-coast branch network, digital channels, ATMs, or through our phone-based customer contact centers. Deposit products include checking, savings and money market accounts and time deposits. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, capital markets and advisory products and services to mid-sized and large corporations and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services and access to online/mobile information management and reporting services. Capital markets and advisory includes services and activities primarily related to merger and acquisitions advisory, equity capital markets advisory, asset-backed financing, loan syndication, securities underwriting and customer-related trading. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is composed of two operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families, including investment and retirement planning, customized investment management, credit and cash management solutions, trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and their families, which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, cash and fixed income client solutions and retirement plan fiduciary investment services to institutional clients, including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	December 31	September 30	June 30	March 31	December 31
	2024	2024	2024	2024	2023
Full-time employees
Retail Banking	27,513	27,740	27,935	28,580	28,761
Other full-time employees	26,173	26,009	25,997	25,861	26,052
Total full-time employees	53,686	53,749	53,932	54,441	54,813
Part-time employees
Retail Banking	1,451	1,451	1,558	1,554	1,540
Other part-time employees	47	49	422	56	58
Total part-time employees	1,498	1,500	1,980	1,610	1,598
Total	55,184	55,249	55,912	56,051	56,411

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2024	2024	2024	2024	2023	2024	2023
Net Income
Retail Banking	$1,074	$1,164	$1,715	$1,085	$1,073	$5,038	$3,768
Corporate & Institutional Banking	1,365	1,197	1,046	1,121	1,213	4,729	4,049
Asset Management Group	103	104	103	97	72	407	260
Other	(932)	(975)	(1,405)	(973)	(1,494)	(4,285)	(2,499)
Net income excluding noncontrolling interests	$1,610	$1,490	$1,459	$1,330	$864	$5,889	$5,578

Revenue
Retail Banking	$3,532	$3,484	$4,118	$3,381	$3,391	$14,515	$12,925
Corporate & Institutional Banking	2,755	2,645	2,502	2,437	2,637	10,339	9,393
Asset Management Group	413	403	398	387	380	1,601	1,452
Other	(1,133)	(1,100)	(1,607)	(1,060)	(1,047)	(4,900)	(2,280)
Total revenue	$5,567	$5,432	$5,411	$5,145	$5,361	$21,555	$21,490
(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended							Year ended
	December 31	September 30		June 30		March 31	December 31	December 31	December 31
Dollars in millions	2024	2024		2024		2024	2023	2024	2023
Income Statement
Net interest income	$2,824	$2,783		$2,709		$2,617	$2,669	$10,933	$9,974
Noninterest income	708	701		1,409		764	722	3,582	2,951
Total revenue	3,532	3,484		4,118		3,381	3,391	14,515	12,925
Provision for credit losses	106	111		27		118	130	362	396
Noninterest expense
Personnel	546	549		543		551	547	2,189	2,266
Segment allocations (b)	948	901		910		894	869	3,653	3,571
Depreciation and amortization	75	78		80		79	91	312	330
Other (c)	442	314		308		313	341	1,377	1,388
Total noninterest expense	2,011	1,842		1,841		1,837	1,848	7,531	7,555
Pretax earnings	1,415	1,531		2,250		1,426	1,413	6,622	4,974
Income taxes	330	358		524		333	329	1,545	1,163
Noncontrolling interests	11	9		11		8	11	39	43
Earnings	$1,074	$1,164	752	$1,715	322	$1,085	$1,073	$5,038	$3,768
Average Balance Sheet
Loans held for sale	$873	$986		$641		$478	$488	$746	$569
Loans
Consumer
Residential real estate	$33,620	$33,913		$34,144		$34,600	$34,951	$34,068	$35,156
Home equity	24,408	24,345		24,347		24,462	24,569	24,390	24,598
Automobile	15,213	15,000		14,785		14,839	14,875	14,960	14,943
Credit card	6,779	6,805		6,840		6,930	7,084	6,838	7,020
Education	1,674	1,723		1,822		1,933	2,001	1,787	2,090
Other consumer	1,776	1,756		1,745		1,771	1,840	1,763	1,910
Total consumer	83,470	83,542		83,683		84,535	85,320	83,806	85,717
Commercial	12,927	12,788		12,787		12,620	12,088	12,781	11,744
Total loans	$96,397	$96,330		$96,470		$97,155	$97,408	$96,587	$97,461
Total assets	$114,957	$114,257		$115,102		$114,199	$114,730	$114,631	$114,914
Deposits
Noninterest-bearing	$52,425	$52,990		$53,453		$53,395	$55,948	$53,064	$58,566
Interest-bearing	194,364	196,255		196,278		195,615	195,314	195,626	197,589
Total deposits	$246,789	$249,245		$249,731		$249,010	$251,262	$248,690	$256,155
Performance Ratios
Return on average assets	3.71%	4.04%		5.98%		3.85%	3.71%	4.39%	3.28%
Noninterest income to total revenue	20%	20%		34%		23%	21%	25%	23%
Efficiency	57%	53%		45%		54%	54%	52%	58%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2024	2024	2024	2024	2023	2024	2023
Supplemental Noninterest Income Information
Asset management and brokerage	$135	$145	$135	$137	$139	$552	$523
Card and cash management	$308	$319	$330	$306	$326	$1,263	$1,323
Lending and deposit services	$191	$193	$182	$178	$186	$744	$736
Residential and commercial mortgage	$46	$129	$70	$97	$117	$342	$424
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (d)
Serviced portfolio balance (e)	$197	$200	$204	$207	$209
MSR asset value (e)	$2.6	$2.5	$2.7	$2.7	$2.7
Servicing income: (in millions)
Servicing fees, net (f)	$69	$69	$67	$82	$89	$287	$301
Mortgage servicing rights valuation net of economic hedge	$(28)	$53	$(14)	$(6)	$11	$5	$53
Residential mortgage loan statistics
Loan origination volume (in billions)	$1.6	$1.8	$1.7	$1.3	$1.5	$6.4	$7.4
Loan sale margin percentage	1.26%	1.45%	1.96%	2.53%	2.45%	1.76%	2.34%
Other Information
Credit-related statistics
Nonperforming assets (e)	$848	$836	$840	$841	$834
Net charge-offs - loans and leases	$152	$141	$138	$139	$128	$570	$463
Other statistics
Branches (e) (g)	2,234	2,242	2,247	2,271	2,299
Brokerage account client assets (in billions) (e) (h)	$84	$84	$81	$81	$78
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services. Amounts for the fourth quarter of 2024 also include asset impairments primarily related to technology investments.
(d)Represents mortgage loan servicing balances for third parties and the related income.
(e)Presented as of period end.
(f)Servicing fees net of impact of decrease in MSR value due to passage of time, which includes the impact from regularly scheduled loan principal payments, prepayments and loans paid off during the period.
(g)Reflects all branches excluding standalone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(h)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2024	2024	2024	2024	2023	2024	2023
Income Statement
Net interest income	$1,688	$1,615	$1,560	$1,549	$1,642	$6,412	$5,856
Noninterest income	1,067	1,030	942	888	995	3,927	3,537
Total revenue	2,755	2,645	2,502	2,437	2,637	10,339	9,393
Provision for credit losses	44	134	228	47	115	453	398
Noninterest expense
Personnel	401	393	348	366	397	1,508	1,426
Segment allocations (b)	386	371	374	366	373	1,497	1,507
Depreciation and amortization	51	50	51	50	52	202	211
Other (c)	143	136	138	140	153	557	586
Total noninterest expense	981	950	911	922	975	3,764	3,730
Pretax earnings	1,730	1,561	1,363	1,468	1,547	6,122	5,265
Income taxes	361	359	312	342	330	1,374	1,197
Noncontrolling interests	4	5	5	5	4	19	19
Earnings	$1,365	$1,197	$1,046	$1,121	$1,213	$4,729	$4,049
Average Balance Sheet
Loans held for sale	$832	$339	$212	$151	$450	$384	$407
Loans
Commercial
Commercial and industrial	$163,410	$163,061	$163,083	$163,326	$167,185	$163,220	$166,289
Commercial real estate	33,525	34,450	34,441	34,420	34,488	34,208	34,522
Equipment lease financing	6,737	6,529	6,490	6,467	6,430	6,556	6,422
Total commercial	203,672	204,040	204,014	204,213	208,103	203,984	207,233
Consumer	3	3	4	3	5	3	6
Total loans	$203,675	$204,043	$204,018	$204,216	$208,108	$203,987	$207,239
Total assets	$227,845	$227,277	$229,604	$228,698	$234,590	$228,349	$233,337
Deposits
Noninterest-bearing	$42,119	$41,174	$41,185	$43,854	$46,880	$42,081	$51,329
Interest-bearing	109,205	104,872	98,716	98,841	97,660	102,931	91,815
Total deposits	$151,324	$146,046	$139,901	$142,695	$144,540	$145,012	$143,144
Performance Ratios
Return on average assets	2.38%	2.09%	1.83%	1.99%	2.05%	2.07%	1.74%
Noninterest income to total revenue	39%	39%	38%	36%	38%	38%	38%
Efficiency	36%	36%	36%	38%	37%	36%	40%
(continued on following page)

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 17: Corporate & Institutional Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2024	2024	2024	2024	2023	2024	2023
Other Information
Consolidated revenue from:
Treasury Management (d)	$1,058	$974	$954	$936	$1,044	$3,922	$3,456
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (e)	$38	$16	$17	$10	$17	$81	$74
Commercial mortgage loan servicing income (f)	112	90	84	67	59	353	185
Commercial mortgage servicing rights valuation, net of economic hedge	39	32	39	37	19	147	118
Total	$189	$138	$140	$114	$95	$581	$377
Commercial mortgage servicing statistics
Serviced portfolio balance (in billions) (g) (h)	$290	$289	$289	$287	$288
MSR asset value (g)	$1,085	$975	$1,082	$1,075	$1,032
Average loans by C&IB business
Corporate Banking	$116,364	$116,330	$116,439	$116,845	$119,916	$116,494	$117,568
Real Estate	45,472	46,181	45,987	46,608	47,028	46,061	47,312
Business Credit	30,343	29,825	29,653	28,929	29,252	29,690	29,984
Commercial Banking	7,290	7,438	7,527	7,546	7,591	7,450	8,024
Other	4,206	4,269	4,412	4,288	4,321	4,292	4,351
Total average loans	$203,675	$204,043	$204,018	$204,216	$208,108	$203,987	$207,239
Credit-related statistics
Nonperforming assets (g)	$1,368	$1,624	$1,528	$1,419	$1,217
Net charge-offs - loans and leases	$100	$147	$129	$108	$76	$484	$266
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services.
(d)Amounts are reported in net interest income and noninterest income.
(e)Represents commercial mortgage banking income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, origination fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(f)Represents net interest income and noninterest income from loan servicing, net of reduction in commercial mortgage servicing rights due to time and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(g)Presented as of period end.
(h)Represents balances related to capitalized servicing.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2024	2024	2024	2024	2023	2024	2023
Income Statement
Net interest income	$171	$161	$163	$157	$156	$652	$547
Noninterest income	242	242	235	230	224	949	905
Total revenue	413	403	398	387	380	1,601	1,452
Provision for (recapture of) credit losses	2	(2)	2	(5)	2	(3)	(3)
Noninterest expense
Personnel	116	120	115	121	128	472	494
Segment allocations (b)	123	114	110	107	118	454	464
Depreciation and amortization	8	6	9	7	8	30	30
Other (c)	30	30	27	30	30	117	127
Total noninterest expense	277	270	261	265	284	1,073	1,115
Pretax earnings	134	135	135	127	94	531	340
Income taxes	31	31	32	30	22	124	80
Earnings	$103	$104	$103	$97	$72	$407	$260
Average Balance Sheet
Loans
Consumer
Residential real estate	$12,019	$12,075	$12,022	$11,688	$11,314	$11,952	$10,280
Other consumer	3,676	3,695	3,736	3,758	3,893	3,716	4,003
Total consumer	15,695	15,770	15,758	15,446	15,207	15,668	14,283
Commercial	668	715	814	849	867	761	1,107
Total loans	$16,363	$16,485	$16,572	$16,295	$16,074	$16,429	$15,390
Total assets	$16,815	$16,928	$17,018	$16,728	$16,505	$16,872	$15,812
Deposits
Noninterest-bearing	$1,617	$1,674	$1,648	$1,617	$1,742	$1,639	$1,782
Interest-bearing	26,056	25,571	26,245	27,064	26,479	26,232	25,928
Total deposits	$27,673	$27,245	$27,893	$28,681	$28,221	$27,871	$27,710
Performance Ratios
Return on average assets	2.43%	2.44%	2.43%	2.35%	1.73%	2.41%	1.64%
Noninterest income to total revenue	59%	60%	59%	59%	59%	59%	62%
Efficiency	67%	67%	66%	68%	75%	67%	77%
Other Information
Nonperforming assets (d)	$28	$36	$51	$28	$39
Net charge-offs (recoveries) - loans and leases	$2				$(1)	$2	$(3)
Client Assets Under Administration (in billions) (d) (e)
Discretionary client assets under management
PNC Private Bank	$129	$132	$123	$124	$117
Institutional Asset Management	82	82	73	71	72
Total discretionary clients assets under management	211	214	196	195	189
Nondiscretionary client assets under administration	210	216	208	199	179
Total	$421	$430	$404	$394	$368
(a)See note (a) on page 13.
(b)Represents expense allocations for corporate overhead services used by each business segment; primarily comprised of technology, human resources and occupancy-related allocations.
(c)Other is primarily comprised of other direct expenses including outside services.
(d)Presented as of period end.
(e)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Glossary of Terms

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis – Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) – Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio – Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital – Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio – Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital – Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio – Basel III Total capital divided by period-end risk-weighted assets (as applicable).

Charge-off – Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity – Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment – Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans – Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “special mention,” “substandard” or “doubtful.”

Current Expected Credit Loss (CECL) – Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

Discretionary client assets under management – Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets – Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration – A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency – Noninterest expense divided by total revenue.

Fair value – The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income – Refers to the following categories within Noninterest income: Asset management and brokerage, Capital markets and advisory, Card and cash management, Lending and deposit services, and Residential and commercial mortgage.

GAAP – Accounting principles generally accepted in the United States of America.

Leverage ratio – Basel III Tier 1 capital divided by average quarterly adjusted total assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
Nondiscretionary client assets under administration – Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets – Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans – Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage – The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets – Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Risk-weighted assets – Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights – Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio – Basel III Tier 1 capital divided by Supplementary leverage exposure.

Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Taxable-equivalent interest income – The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments.

Unfunded lending related commitments – Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.